Exhibit 32.1




                                   Certification
                      Pursuant to 18 U.S.C. Section 1350,
    As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



In connection with the Quarterly Report of Oxford Technologies Inc. (the "Company") on Form 10-Q for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date herteof (the "Report"), I, Jacinta Sit, President of the Company, certify, pursuant to to 18 U.S.C.,
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 27, 2006


/s/ Jacinta Sit
-------------------------------------------------------------
Jacinta Sit, President and CFO
(principal executive officer and principal financial officer)